UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2009

Date of reporting period: February 28, 2009

Item 1. Reports to Stockholders.

Annual Report

February 28, 2009

Class A

(SNOAX)

Class C

(SNOCX)

Institutional Class

(SNOIX)

Investment Advisor

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, PA 15143

Phone: 1-877-766-9363 (877-SNOWFND)

To our shareholders,

The financial world has been in turmoil since our last communication in August of 2008. While at the time we anticipated continued volatility as the market ceased to trade on fundamental valuations, we could not foresee the dramatic events that took place after September 2008. As the financial crisis unfolded, what we believed to be a temporary disregard for fundamental valuation as a result of forced liquidations by over-levered investors, quickly deteriorated into a devastating negative feedback loop. In the ensuing frenzy, global financial markets experienced tightening credit, the selling of assets at any price to meet margin calls, contraction in the real economy as the result of the massive destruction of wealth, thereby completing the loop to further tighten global credit. As is usual in a rapidly deteriorating financial market, all risky asset classes moved downward in synch as safety was sought in cash and U.S. Treasuries. In summary, the 4th quarter of 2008 and the first two months of 2009 provided no safe havens for investments.

We are disappointed in the fiscal 2008 performance of the Snow Capital Opportunity Fund (“SCOF” or “the Fund”) I-shares. For the one year period ended February 28, 2009, the Snow Capital Opportunity Fund I-shares recorded a negative return of 52.94% compared to a negative return of 43.32% during the same period by the S&P 500 Index and a 47.35% decline in the Russell 1000 Value Index.

We Remain Committed To Our Process

As managers of the Snow Capital Opportunity Fund we apply a disciplined research process to rationally estimate the value of stocks traded on public exchanges. Frequently exchange prices differ significantly from our estimate of fair value; we like to call this irrational. Often, although not always, our estimates of value have been realized over a reasonable holding period; we call this a return to normal.

Generally speaking, we find potential opportunities for attractive returns by applying this rational process to an irrational market. In “normal” markets (i.e. stable and growing) this has been a difficult but often lucrative task, and value has been realized over a two to three year time horizon. In the market today, normal irrationality has been displaced by abnormal irrationality, where potential opportunities abound, but where value will likely be realized over a longer than normal horizon. We hold fast to the idea that these markets are not to be suffered but to be viewed as affording the Fund numerous opportunities to invest at what we believe are extraordinary discounts to our estimates of value and ultimately these holdings should produce exceptional returns.

In the current environment of heightened political and economic uncertainty, accurately estimating the time horizon over which we can expect to see value realized is extremely difficult, but we are confident that valuations will not remain depressed forever. Economic activity should return to normal at some point and growth should resume. The United States has been through many more painful economic times than we are currently experiencing and it is a testament to the stability of the U.S. economy in the last seventy years that today’s U.S. citizens are unaware of the hardships endured by our ancestors in the Great Depression and all the lesser depressions that preceded it.

Despite these uncertain times we have a responsibility to apply our process to the market, however volatile. We believe that in remaining steadfast to our discipline and continuing to apply a rational investment process in the face of painful irrationality, our clients should be rewarded. We feel we must stay disciplined and wait out the chaos we have had to endure between now and a return to “normal”. We find solace in the fact that following every economic crisis in our country’s history the market has returned to “normal”. It is this thesis which stands at the foundation of our investment process. When the market does turn—and we believe that it inevitably will—our process should again produce favorable results.

In The Meantime, We Are Confident In The Quality Of Our Portfolio

While the past 12 months have been very difficult, we are confident in the quality of our portfolio holdings. Many of the companies in the portfolio have continued to perform well. Price to earnings multiples remain depressed; however, in many cases margins have held steady. The vast majority of our stocks earned a profit in 2008 and we expect the majority may continue to do so in 2009 even as Wall Street analysts and the media predict doomsday scenarios.

As of 2/28/09	Snow Opportunity Fund	S&P 500
Market Capitalization ($B)	$19.55	$65.05
P/E using FY1 Est.	5.59	10.73
Price/Book	0.54	1.55
PEG using FY1 Est.	1.18	1.29
Hist. 3 Yr. EPS Growth	-3.45%	13.99%
Est. 3-5 Yr. EPS Growth	10.81%	11.14%
LT Debt/Capital	33%	34%
Beta – Historical	1.47	0.89

We remain committed to the companies in which we invest so long as our estimates of value provide for expected returns in excess of our internal hurdle rate over our investment horizon. To focus on the market price of publically traded shares instead of fundamental valuation is to corrupt our process, and in our estimation is not in the best interest of our clients. We base our purchase decisions on our belief that all cycles (both up and down) come to an end.

We expect to find our strategy validated in the coming quarters and years.

We Remain Excited About The Opportunities In The Marketplace

We believe that in several years, many investors will regretfully look back on this period of valuation contraction as a missed opportunity to buy great assets at bargain prices. At Snow Capital, we have used this period of market turbulence to enhance our portfolio risk/reward profile, upgrading to what we believe are better opportunities and better investments—companies that have been typically out of reach for value managers because of their lofty valuations, superior management teams, and solid growth prospects. We have also used the market dislocation to add to existing positions, especially in names where we feel particular conviction. We continue to explore every idea and opportunity, with the same intellectual honesty and rigor as we approach all of our names, and we are optimistic about the possibilities ahead.

Portfolio Positioning

One of the cornerstones of our investment strategy for the Fund is writing covered calls to generate additional income and to hedge downward movements in the portfolio. In a normal market environment, our strategy should neutralize return volatility. However, given the depressed valuation of our portfolio, we have been writing fewer covered calls and have lifted our market hedges as we believe the potential returns from stock price appreciation far outweigh the incremental income generated from covered calls and the benefits of being hedged. In the interim one may assume that returns will be temporarily more volatile than usual. Once the market recovers, we plan to realign the Fund’s composition more closely with our usual more modest market exposure.

We Would Like To Thank Our Shareholders For Their Support

In closing, we would like to again thank our shareholders for their continued faith in our process. We look forward to communicating with you in the periods ahead and hope to have better investment returns to report. As always, we will continue to strive to protect and grow your capital as if it were our own. We deeply appreciate your trust and confidence and we hope to continue to earn your loyalty.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Past results are no guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000 Value Index is an unmanaged index of those Russell 1000 companies chosen for their value orientation. You cannot invest directly in an index.

Price to Earnings Ratio (P/E) is a common tool for comparing prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding. The Price to Book (P/B) Ratio is calculated by dividing the current price of the stock by the company’s book value per share. Price to Earnings Growth Ratio (PEG) indicates the value on a companies earnings expectations compared to what it has earned in the past, and is used to discover stocks that have high growth potential but are trading at a discount. Beta measures the sensitivity of rates of return on a fund to general market movements.

The Snow Capital Opportunity Fund is distributed by Quasar Distributors, LLC. (4/09)

Snow Capital Opportunity Fund

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/08 - 2/28/09).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest. A 1.00% level load is imposed on Class C shares redeemed within twelve months. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning Account Value 9/1/2008	Ending Account Value 2/28/2009	Expenses Paid During Period 9/1/2008 - 2/28/2009*
Actual**	$1,000.00	$501.40	$6.25
Hypothetical (5% return before expenses)***	$1,000.00	$1,016.46	$8.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.68%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $58.43.
***	Including loads, your hypothetical cost of investment in the Fund would be $60.46.

	Class C
	Beginning Account Value 9/1/2008	Ending Account Value 2/28/2009	Expenses Paid During Period 9/1/2008 - 2/28/2009*
Actual**	$1,000.00	$499.70	$9.00
Hypothetical (5% return before expenses)***	$1,000.00	$1,012.79	$12.08

*	Expenses are equal to the Fund’s annualized expense ratio of 2.42%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $12.72.
***	Including loads, your hypothetical cost of investment in the Fund would be $17.07.

	Institutional Class
	Beginning Account Value 9/1/2008	Ending Account Value 2/28/2009	Expenses Paid During Period 9/1/2008 - 2/28/2009*
Actual	$1,000.00	$502.30	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.10

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities, including both common and preferred stocks. The Fund is managed by using a bottom-up approach, seeking opportunities by investing in companies that it believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Adviser identifies companies who stand to benefit by beating expectations, providing opportunities to capture excess return and provide superior long-term performance. The Fund’s sector breakdown as of February 28, 2009 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

Total Returns as of February 28, 2009

	No Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class A	(49.86)%	(53.05)%	(23.46)%
Class C	(50.03)%	(53.38)%	(23.97)%
Institutional Class	(49.77)%	(52.94)%	(23.29)%
S&P 500 Index	(41.82)%	(43.32)%	(16.65)%

	Front-End Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class A	(52.48)%	(55.51)%	(24.89)%

	Level Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class C	(50.50)%	(53.83)%	(23.97)%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-Snowfnd (877-766-9363). The Fund imposes a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph on page 11 and table above assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Snow Capital Opportunity Fund

Schedule of Investments

February 28, 2009

	Shares	Value
COMMON STOCKS - 92.20%
Capital Markets - 2.86%
Morgan Stanley	130,000	$2,540,200

Commercial Banks - 2.04%
Wells Fargo & Co.	150,000	1,815,000

Computers & Peripherals - 1.54%
Western Digital Corp.(a)	100,000	1,366,000

Diversified Financial Services - 6.07%
Bank of America Corp.	347,815	1,373,869
JP Morgan Chase & Co.	175,490	4,009,947

		5,383,816

Electronic Equipment, Instruments & Components - 2.77%
Agilent Technologies, Inc.(a)	107,000	1,484,090
Echelon Corp.(a)	162,000	970,380

		2,454,470

Energy Equipment & Services - 3.03%
Halliburton Co.	70,000	1,141,700
Hercules Offshore, Inc.(a)	470,000	676,800
Patterson-UTI Energy, Inc.	101,660	873,259

		2,691,759

Health Care Providers & Services - 18.34%
Community Health Systems, Inc.(a)	195,000	3,190,200
Coventry Health Care, Inc.(a)	241,250	2,779,200
Health Net Inc.(a)	323,840	4,274,688
Humana, Inc.(a)	140,000	3,313,800
RehabCare Group, Inc.(a)	186,300	2,725,569

		16,283,457

Industrial Conglomerates - 4.63%
General Electric Co.	483,280	4,112,713

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2009

	Shares	Value
Insurance - 19.46%
Aspen Insurance Holdings Ltd.	175,200	$3,817,608
Axis Capital Holdings Ltd.	131,810	2,949,908
Endurance Specialty Holdings Ltd.	153,000	3,422,610
Unum Group	224,960	2,290,093
XL Capital Ltd. - Class A	1,446,800	4,788,908

		17,269,127

Internet Software & Services - 1.96%
eBay, Inc.(a)	160,000	1,739,200

Metals & Mining - 1.41%
Alcoa Inc.	200,960	1,251,981

Multiline Retail - 2.39%
Macy’s, Inc.	270,000	2,124,900

Oil, Gas & Consumable Fuels - 9.74%
ConocoPhillips	90,080	3,364,488
Marathon Oil Corp.	227,000	5,282,290

		8,646,778

Pharmaceuticals - 2.79%
Pfizer Inc.	201,510	2,480,588

Real Estate Investment Trusts - 1.57%
Annaly Capital Management, Inc.	100,000	1,390,000

Semiconductors & Semiconductor Equipment - 1.44%
Intel Corp.	100,000	1,274,000

Specialty Retail - 9.30%
Christopher & Banks Corp.	689,235	2,681,124
The Gap, Inc.	231,290	2,495,619
New York & Company, Inc.(a)	789,200	1,720,456
Office Depot, Inc.(a)	545,000	572,250
Pacific Sunwear Of California, Inc.(a)	555,053	782,625

		8,252,074

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2009

	Shares	Value
Thrifts & Mortgage Finance - 0.86%
MGIC Investment Corp.	334,600	$762,888

TOTAL COMMON STOCKS (Cost $193,525,032)		81,838,951

EXCHANGE - TRADED FUNDS - 1.83%
Evergreen Income Advantage Fund	259,800	1,623,750

TOTAL EXCHANGE - TRADED FUNDS (Cost $1,349,423)		1,623,750

CONVERTIBLE PREFERRED STOCK - 0.57%
Diversified Financial Services - 0.57%
Bank of America Corp.	1,400	504,000

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $419,528)		504,000

PREFERRED STOCKS - 1.63%
Diversified Financial Services - 0.69%
Citigroup, Inc.	75,000	609,750

Insurance - 0.94%
American International Group, Inc.	297,200	838,104

TOTAL PREFERRED STOCKS (Cost $2,747,618)		1,447,854

	Principal Amount	Value
CORPORATE BOND - 1.98%
XL Capital Ltd. 6.500%, 12/29/2049	$8,000,000	1,761,528

TOTAL CORPORATE BOND (Cost $1,927,956)		1,761,528

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2009

	Principal Amount	Value
SHORT TERM INVESTMENTS - 1.33%
Money Market Funds - 1.33%
Fidelity Institutional Government Portfolio	$1,178,467	$1,178,467

TOTAL SHORT TERM INVESTMENTS (Cost $1,178,467)		1,178,467

Total Investments (Cost $201,148,024) - 99.54%		88,354,550
Other Assets in Excess of Liabilities - 0.46%		408,524

TOTAL NET ASSETS - 100.00%		$88,763,074

Percentages are stated as a percent of net assets.

(a)	Non Income Producing

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

February 28, 2009

	Contracts	Value
CALL OPTIONS
Pfizer Inc.
Expiration: June 2009, Exercise Price: $20.00	300	$900
Unum Group
Expiration: March 2009, Exercise Price: $20.00	400	2,000
Expiration: March 2009, Exercise Price: $22.50	400	1,000
Expiration: June 2009, Exercise Price: $25.00	200	1,000
XL Capital Ltd.
Expiration: April 2009, Exercise Price: $7.50	350	3,500

		8,400

Total Options Written (Premiums received $174,548)		$8,400

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Assets & Liabilities

February 28, 2009

ASSETS
Investments, at value (cost $201,148,024)	$88,354,550
Cash	26,280
Dividends and interest receivable	590,897
Receivable for investments sold	425,401
Receivable for Fund shares sold	93,543
Other assets	16,369

TOTAL ASSETS	89,507,040

LIABILITIES
Written options, at value (premium received $174,548)	8,400
Payable for Fund shares redeemed	436,906
Payable to affiliates	100,278
Payable to Adviser	81,842
Payable for distribution fees	47,288
Payable for shareholder servicing fees	24,031
Accrued expenses and other liabilities	45,221

TOTAL LIABILITIES	743,966

NET ASSETS	$88,763,074

Net assets consist of:
Paid in capital	$241,079,378
Undistributed net investment income	2,720,370
Undistributed net realized loss	(42,409,348)
Net unrealized appreciation (depreciation) on: Investments	(112,793,474)
Option contracts	166,148

NET ASSETS	$88,763,074

CLASS A SHARES
Net assets	$26,463,288
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,043,369
Net asset value and redemption price per share(1)	$8.70
Maximum offering price per share ($8.70/0.9475)	$9.18

CLASS C SHARES
Net assets	$24,408,465
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,846,989
Net asset value and offering price per share(1)	$8.57

CLASS I SHARES
Net assets	$37,891,321
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	4,354,039
Net asset value and redemption price per share(1)	$8.70

(1)	If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Operations

For the Year Ended February 28, 2009

INVESTMENT INCOME
Dividend income	$5,525,727
Interest income	424,931

TOTAL INVESTMENT INCOME	5,950,658

EXPENSES
Investment advisory fees	1,917,866
Distribution fees - Class C	405,896
Administration fees	196,380
Transfer agent fees and expenses	161,290
Shareholder servicing fees - Class C	135,299
Distribution fees - Class A	132,630
Fund accounting fees	94,669
Federal and state registration fees	48,539
Reports to shareholders	46,799
Custody fees	26,644
Audit and tax fees	23,549
Legal fees	16,871
Chief compliance officer fees and expenses	5,385
Trustees’ fees and related expenses	2,070
Other expenses	16,276

NET EXPENSES	3,230,163

NET INVESTMENT INCOME	2,720,495

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(53,105,700)
Option contracts expired or closed	12,021,950
Net change in unrealized appreciation (depreciation) on:
Investments	(81,706,230)
Option contracts	(3,015,257)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(125,805,237)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(123,084,742)

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008

FROM OPERATIONS
Net investment income	$2,720,495	$3,628,362
Net realized gain (loss) on:
Investments	(53,105,700)	5,010,727
Option contracts expired or closed	12,021,950	2,756,511
Net change in unrealized appreciation (depreciation) on:
Investments	(81,706,230)	(40,905,517)
Option contracts	(3,015,257)	3,275,651

Net decrease in net assets from operations	(123,084,742)	(26,234,266)

FROM DISTRIBUTIONS
Net investment income - Class A	—	(1,182,564)
Net investment income - Class C	—	(723,865)
Net investment income - Class I	(126,516)	(1,644,562)
Net realized gain on investments - Class A	(1,457,598)	(1,295,668)
Net realized gain on investments - Class C	(1,404,531)	(1,329,407)
Net realized gain on investments - Class I	(2,308,104)	(1,579,098)

Net decrease in net assets resulting from distributions paid	(5,296,749)	(7,755,164)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	15,213,680	46,080,544
Proceeds from shares sold - Class C	5,741,957	44,547,359
Proceeds from shares sold - Class I	21,658,838	92,845,232
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	1,155,925	2,294,953
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	1,294,905	1,964,723
Net asset value of shares issued to shareholders in payment of distributions declared - Class I	2,224,288	2,941,034
Payments for shares redeemed - Class A(1)	(25,135,328)	(17,881,473)
Payments for shares redeemed - Class C(2)	(21,822,525)	(9,536,135)
Payments for shares redeemed - Class I(3)	(33,265,389)	(17,662,767)

Net increase (decrease) in net assets from capital share transactions	(32,933,648)	145,593,470

TOTAL INCREASE (DECREASE) IN NET ASSETS	(161,315,140)	111,604,040
NET ASSETS:
Beginning of Period	$250,078,214	138,474,174

End of Period	$88,763,074	$250,078,214

UNDISTRIBUTED NET INVESTMENT INCOME	$2,720,495	$126,516

(1)	Net of redemption fees of $10,995 and $6,516 for the year ended February 28, 2009 and year ended February 29, 2008 respectively.
(2)	Net of redemption fees of $39,073 and $44,020 for the year ended February 28, 2009 and year ended February 29, 2008 respectively.
(3)	Net of redemption fees of $533 and $22,938 for the year ended February 28, 2009 and year ended February 29, 2008 respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$19.32	$21.74	$20.00

Income from investment operations:
Net investment income(3)	0.24 (2)	0.43 (2)	0.04
Net realized and unrealized gain (loss) on investments	(10.39)	(2.18)	1.71

Total from investment operations	(10.15)	(1.75)	1.75

Less distributions paid:
From net investment income	—	(0.32)	(0.01)
From net realized gain on investments	(0.47)	(0.35)	—

Total distributions paid	(0.47)	(0.67)	(0.01)

Paid-in capital from redemption fees (Note 2)	— (4)	— (4)	— (4)

Net Asset Value, End of Period	$8.70	$19.32	$21.74

Total return(5)(6)	(53.05)%	(8.24)%	8.73%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$26,463	$70,835	$50,624
Ratio of expenses to average net assets(7)(8)	1.58%	1.59%	1.75%
Ratio of net investment income to average net assets(7)(8)	1.53%	1.96%	0.34%
Portfolio turnover rate(6)	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)

Net of waivers, reimbursements and recoupment of expenses by Adviser. Without waivers, reimbursements and recoupment of expenses, the ratio of expenses to average net assets would have been 1.58%, 1.58% and 1.79%, and the ratio of net investment income to average net assets would have been 1.53%, 1.97% and 0.30%, for the year ended February 28, 2009, year ended February 29, 2008 and period ended February 28, 2007, respectively.

(8)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$19.20	$21.62	$20.00

Income from investment operations:
Net investment income (loss)(3)	0.12 (2)	0.26 (2)	(0.04)
Net realized and unrealized gain (loss) on investments	(10.29)	(2.15)	1.66

Total from investment operations	(10.17)	(1.89)	1.62

Less distributions paid:
From net investment income	—	(0.19)	—
From net realized gain on investments	(0.47)	(0.35)	—

Total distributions paid	(0.47)	(0.54)	—

Paid-in capital from redemption fees (Note 2)	0.01	0.01	— (4)

Net Asset Value, End of Period	$8.57	$19.20	$21.62

Total return(5)(6)	(53.38)%	(8.85)%	8.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$24,408	$74,767	$48,369
Ratio of expenses to average net assets(7)(8)	2.33%	2.33%	2.50%
Ratio of net investment income (loss) to average net assets(7)(8)	0.75%	1.21%	(0.40)%
Portfolio turnover rate(6)	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)

Net of waivers, reimbursements and recoupment of expenses by Adviser. Without waivers, reimbursements and recoupment of expenses, the ratio of expenses to average net assets would have been 2.33%, 2.33% and 2.54%, and the ratio of net investment income (loss) to average net assets would have been 0.75%, 1.22% and -0.44%, for the year ended February 28, 2009, year ended February 29, 2008 and period ended February 28, 2007, respectively.

(8)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$19.34	$21.76	$20.00

Income from investment operations:
Net investment income	0.28 (2)	0.44 (2)	0.06 (3)
Net realized and unrealized gain (loss) on investments	(10.42)	(2.15)	1.73

Total from investment operations	(10.14)	(1.71)	1.79

Less distributions paid:
From net investment income	(0.03)	(0.37)	(0.03)
From net realized gain on investments	(0.47)	(0.35)	—

Total distributions paid	(0.50)	(0.72)	(0.03)

Paid-in capital from redemption fees (Note 2)	— (4)	0.01	— (4)

Net Asset Value, End of Period	$8.70	$19.34	$21.76

Total return(5)	(52.94)%	(8.04)%	8.94%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$37,891	$104,476	$39,481
Ratio of expenses to average net assets(6)(7)	1.33%	1.35%	1.50%
Ratio of net investment income to average net assets(6)(7)	1.78%	2.02%	0.60%
Portfolio turnover rate(5)	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Not annualized for periods less than a full year.
(6)

Net of waivers, reimbursements and recoupment of expenses by Adviser. Without waivers, reimbursements and recoupment of expenses, the ratio of expenses to average net assets would have been 1.33%, 1.34% and 1.54%, and the ratio of net investment income (loss) to average net assets would have been 1.78%, 2.03% and 0.56%, for the year ended February 28, 2009, year ended February 29, 2008 and period ended February 28, 2007, respectively.

(7)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Notes to Financial Statements

February 28, 2009

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Snow Capital Opportunity Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class C shares are subject to a level sales load for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The level sales load is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Fund became effective and commenced operations on April 28, 2006. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Fund adopted SFAS No. 157 on March 1, 2008. Adoption of SFAS No. 157 had no material impact on the Fund’s financial statements.

FAS 157 - Summary of Fair Value Exposure at February 28, 2009

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of February 28, 2009, in valuing the Fund’s investments carried at fair value:

Description	Total	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs
Investments in: Securities	88,354,550	86,593,022	1,761,528	—
Other Financial Instruments*	166,148	166,148	—	—

Total	88,520,698	88,520,698	1,761,528	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, options and securities held short which are valued at the unrealized appreciation/depreciation on the instrument.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Fund charges a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees of $50,601 were charged by the Fund during the year ended February 28, 2009.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common expenses are allocated between the Funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distributions and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(i)	New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2009	Period Ended February 29, 2008
Ordinary Income	$4,295,004	$4,623,132
Long-Term Capital Gain	$1,001,745	$3,132,032

As of February 28, 2009, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$201,774,063

Gross tax unrealized appreciation	1,382,799
Gross tax unrealized depreciation	(114,636,164)

Net tax unrealized depreciation	(113,253,365)

Undistributed ordinary income	2,720,370
Undistributed long-term capital gain	—

Total distributable earnings	2,720,370

Other accumulated losses	(41,783,309)

Total accumulated losses	$(152,316,304)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

At February 28, 2009, the Fund had accumulated net realized capital loss carryovers of $21,490,325 which will expire on February 28, 2017. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income (Loss)	(125)
Accumulated Net Realized Gain (Loss)	125

At February 28, 2009, the Fund deferred, on a tax basis, post-October losses of $20,292,984.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of February 28, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal 2009. At February 28, 2009, the fiscal years 2007 through 2009 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Fund’s average daily net assets of Class C shares for shareholder servicing. During the year ended February 28, 2009, the Fund accrued expenses of $132,630 and $405,896 for Class A and Class C, respectively, pursuant to the 12b-1 Plan, and $135,299 for Class C for shareholder servicing. The amount of fees the Fund paid to Quasar Distributors, LLC for underwriting and advertising review fees during the year ended February 28, 2009 was $6,693.

(5)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets—Class A, Class C and Institutional Class shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Snow Capital Opportunity Fund – Class A Shares	Year Ended February 28, 2009	Year Ended February 29, 2008
Shares Sold	1,023,917	2,062,904
Shares issued to holders in reinvestment of distributions	108,538	111,351
Shares Redeemed	(1,755,281)	(836,188)

Net Increase(Decrease)	(622,826)	1,338,067

Snow Capital Opportunity Fund – Class C Shares	Year Ended February 28, 2009	Year Ended February 29, 2008
Shares Sold	343,559	2,008,261
Shares issued to holders in reinvestment of distributions	123,090	95,840
Shares Redeemed	(1,514,679)	(446,500)

Net Increase(Decrease)	(1,048,030)	1,657,601

Snow Capital Opportunity Fund – Institutional Class Shares	Year Ended February 28, 2009	Year Ended February 29, 2008
Shares Sold	1,303,503	4,292,114
Shares issued to holders in reinvestment of distributions	208,657	142,630
Shares Redeemed	(2,561,401)	(846,063)

Net Increase(Decrease)	(1,049,241)	3,588,681

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended February 28, 2009, were $128,827,747 and $138,878,351 respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Options Written

Transactions in options written during the year ended February 28, 2009 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year	50,668	$8,104,471
Options written	30,030	4,320,352
Options terminated in closing transactions	(9,902)	(1,364,569)
Options exercised	(1,742)	(337,323)
Options expired	(67,404)	(10,548,383)

Outstanding, end of year	1,650	$174,548

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	8,950	1,432,261
Options terminated in closing transactions	(5,996)	(1,077,055)
Options exercised	(30)	(3,338)
Options expired	(2,924)	(351,868)

Outstanding, end of year	—	$—

Report of Independent Registered Public Accounting Firm

To the Shareholders of Snow Capital Opportunity Fund and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities of Snow Capital Opportunity Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, including the schedule of investments, as of February 28, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

April 27, 2009

Snow Capital Opportunity Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 78.62% of its ordinary income distribution for the year ended February 28, 2009 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2009, 69.99% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designated 97.05% of the taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

Indemnification

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-766-9363 (877-Snowfund).

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan Street Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	1	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	1	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Interested Trustee and Officers
Joseph C. Neuberger(2) 615 E. Michigan Street Milwaukee, WI 53202 Age: 46	Chairperson, President, and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	1	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President, and Treasurer/ Principal Accounting Officer	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Kristin M. Cuene 615 E. Michigan Street Milwaukee, WI 53202 Age: 40+	Chief Compliance Officer	Indefinite Term; Since January 23, 2009	Attorney, Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2008–present); Attorney, Investment Management, Quarles & Brady, LLP (2007–2008); Student, University of Pennsylvania (2004–2007).	N/A	N/A

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Rachel A. Spearo 615 E. Michigan Street Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A
(1)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.
(2)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Snow Capital Opportunity Fund has adopted proxy voting policies and procedures that delegate to Snow Capital Management L.P., the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of the Snow Capital Opportunity Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at
1-877-766-9363 (877-Snowfnd). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-877-766-9363 (877-Snowfnd), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL OPPORTUNITY FUND

Investment Adviser

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive

Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2009	FYE 2/28/2008
Audit Fees	23,100	21,525
Audit-Related Fees
Tax Fees	3,475	3,300
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2009	FYE 2/28/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2009	FYE 2/28/2008
Registrant
Registrant’s Investment Adviser

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)	/s/ Joseph Neuberger

Joseph Neuberger, President

Date	May 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Neuberger

Joseph Neuberger, President

Date	May 4, 2009

By (Signature and Title)	/s/ John Buckel

John Buckel, Treasurer

Date	May 4, 2009